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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (date of earliest event reported): March 23, 2004



                               MAXTOR CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    DELWARE             COMMISSION FILE NO. 0-14016             77-0123732
(STATE OR OTHER                                             (I.R.S. EMPLOYER
JURISDICTION OF                                            IDENTIFICATION NO.)
INCORPORATION)

                 500 MCCARTHY BLVD., MILPITAS, CALIFORNIA 95035
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                 (408) 894-5000


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ITEM 5.    OTHER EVENTS AND REGULATION FD DISCLOSURE

     On March 23, 2004 the Registrant announced the resignation of Robert Edwards, Executive Vice President and Chief Financial Officer and named Theodore
A. Hull, Vice President, Finance, as acting Chief Financial Officer in the press release attached as Exhibit 99.1 to this Current Report.

ITEM 7. EXHIBITS


Exhibit 99.1   Press release dated March 23, 2004


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Date:    March 23, 2004

                                            MAXTOR CORPORATION



                                            By:  /s/ Paul J. Tufano
                                                 -------------------
                                            Name: Paul J. Tufano
                                            Title: President and Chief
                                                   Executive Officer